UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

441-295-2244
Registrant’s telephone number, including area code:

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 12, 2007, in connection with the resignation of Mr. Ian Durant as the Registrant’s Chief Financial Officer and the appointment of Ms. Laura Barlow as the Registrant’s Chief Restructuring and Financial Officer (see Item 5.02 below), the Registrant entered into an Agreement for the Provision of Interim Management and Restructuring Services with AP Services, LLC dated April 2, 2007 (but signed on April 12, 2007) setting forth the terms of Ms. Barlow’s employment.

AP Services, LLC is an affiliate of AlixPartners, a prominent financial advisory firm specializing in corporate restructuring.  Ms. Barlow is a Managing Director in the London office of AlixPartners.  Pursuant to the agreement, Ms. Barlow, who will be assisted by Craig Cavin, a Vice President of AlixPartners, will perform the ordinary course duties of Chief Restructuring and Financial Officer and will oversee the Registrant’s evaluation and implementation of strategic and tactical options through the restructuring process.  For Ms. Barlow’s services, AP Services, LLC will receive a monthly fee of £75,000, as well as, a success fee.  The success fee is not to exceed £500,000 and will be agreed upon by the parties in a separate written agreement.  AP Services, LLC agrees to provide services under the agreement for the later of six months or the date on which a restructuring plan is confirmed.  The agreement can be terminated by either party at any time by written notice.

The Agreement for the Provision of Interim Management and Restructuring Services is also filed as an exhibit to this report.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 1, 2007, Mr. Ian Durant, who has been the Registrant’s Chief Financial Officer since January 1, 2005, will resign and Ms. Laura Barlow, age 40 and a Managing Director of AlixPartners’ London Office, will be appointed Chief Financial Officer.  Ms. Barlow’s appointment as Chief Restructuring Officer was effective from April 2, 2007.

In addition to her duties as Chief Restructuring and Financial Officer, Ms. Barlow will oversee the disposal program and company simplification initiative.  She has more than 15 years experience working with companies that face significant operational and financial challenges and has held interim restructuring and advisory positions including Dana Corporation’s European operations, Stolt Offshore SA, Boxclever, Marconi plc and Hyder Consulting.  In connection with her appointment, the board of directors approved, and the Registrant entered into, an Agreement for the Provision of Interim Management and Restructuring Services with AP Services, LLC (see Item 1.01 above).

Also, it is anticipated that Mr. Durant will join the board of directors of the Registrant as a non-executive director at the Registrant’s next meeting of its board of directors.

Further information as to Mr. Durant’s resignation as Chief Financial Officer and appointment to the board of directors and Ms. Barlow’s appointment as Chief Restructuring and Financial Officer can be found in the Registrant’s press release dated April 17, 2007, being filed as an exhibit to this report.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibit

10.1                           Agreement for the Provision of Interim Management and Restructuring Services dated April 2, 2007 (signed on April 12, 2007).

99            Press Release dated April 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Ian C. Durant
Name: Ian C. Durant
Position: Chief Financial Officer

Date: April 18, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement for the Provision of Interim Management and Restructuring Services dated April 2, 2007 (signed on April 12, 2007).

99	Press Release dated April 17, 2007.